Net Loss Per Share	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
Net Loss Per Share
14.	NET LOSS PER SHARE
The following table sets forth the computation of net loss per common share (in thousands except share and per share amounts):

	Year Ended December 31,
	2021	2020
Numerator:
Net loss	$(220,609)	$(157,784)
Denominator:
Weighted-average common shares outstanding—basic and diluted	47,449,095	21,311,844

Net loss per share—basic and diluted	$(4.65)	$(7.40)

As a result of the Merger, the weighted-average number of shares of common stock used in the net loss per share have been retroactively converted by applying the Exchange Ratio. The Company’s potentially dilutive securities, which include public warrants, private placement warrants, redeemable convertible preferred stock, restricted stock units, stock options to purchase common stock and warrants to purchase redeemable convertible preferred stock, have been excluded from the computation of diluted net loss per share as the effect would be antidilutive. Therefore, the weighted-average number of common shares outstanding used to calculate both basic and diluted net loss per share is the same. The Company excluded the following potential common shares, presented based on amounts outstanding at each period end, from the computation of diluted net loss per share for the periods indicated because including them would have had an anti-dilutive effect:

	December 31,
	2021	2020
Conversion of redeemable convertible preferred stock	—	51,518,255
Public warrants and private placement warrants	15,660,417	—
Warrants to purchase redeemable convertible preferred stock	115,875	115,875
Options to purchase common stock	8,843,297	7,880,732
Restricted stock units	5,598,748	—
Conversion of convertible loan	—	4,034,163

Total common stock equivalents	30,218,337	63,549,025